SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): NOVEMBER 12, 1997

                       Hospitality Worldwide Service, Inc.
             (Exact name of registrant as specified in its charter)


     NEW YORK                    0-23054         11-3096379
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                    450 PARK AVENUE, NEW YORK, NEW YORK 10022
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                     Address of principal executive offices


Registrant's telephone number, including area code: (212) 223-0699


                                       N/A
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         (Former name or former address, if changed since last report.)


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         Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On November 12, 1997, the Registrant dismissed BDO Seidman, LLP ("BDO") as its independent accountants. The Registrant's Board of Directors approved such dismissal. BDO's accountant's reports on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with its audits for the two most recent fiscal years and during the subsequent interim period ending on November 12, 1997, there were no reportable events or disagreements with BDO to report in response to Item 304(a) of Regulation S-K, Section 229.304(a).

         On  November  12,  1997,   Arthur  Andersen  LLP  was  engaged  as  new
independent accountants to the Registrant.

         Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 1 - Letter, dated November 19, 1997 from BDO Seidman, LLP to the Securities and Exchange Commission.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HOSPITALITY WORLDWIDE SERVICES, INC.



Dated: November 19, 1997                By: /S/ HOWARD G. ANDERS
                                            -----------------------------------
                                            Howard G. Anders
                                            Executive Vice President and
                                            Chief Financial Officer


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